MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS March 31, 2001               New York, New York 10048

DEAR SHAREHOLDER:

The fixed-income markets rallied during the 12-month period ended March 31, 2001. Long-term U.S. Treasury yields initially declined when the federal budget surplus began to reduce the supply of Treasury securities. Subsequently, signs of slower economic growth extended the rally. Long-term municipal yields also trended lower during the period.

As the fiscal year began, the U.S. economy registered solid economic growth. Unemployment fell below 4 percent. Energy prices rose to levels not seen since the Gulf War. In response, the Federal Reserve Board implemented its third rate hike of 2000. The federal funds rate peaked at a nine-year high of 6.50 percent in May 2000.

Starting in the second half of 2000, the household and business sectors of the economy both slowed considerably. Volatility in the stock market increased and many equity investments declined. Earlier fears about inflation were replaced with concerns over weakening asset prices. This change in market psychology was reinforced in December when comments by Federal Reserve Board Chairman Alan Greenspan signaled the onset of a more accommodative monetary policy. These comments sparked a strong rally in the fixed-income markets that lowered interest rates across the yield curve. The markets' response was confirmed by two 50-basis-point reductions in the federal funds rate in January 2001 and a 50-basis-point cut in March. In April, the Fed cut the rate an additional 50 basis points.

MUNICIPAL MARKET CONDITIONS

The yield of the long-term insured municipal bond index stabilized near 5.25 percent during the first quarter of 2001. This level was nearly 100 basis points lower than a year ago. Bond prices, which move inversely to changes in interest rates, appreciated. The yield spread between high-grade and lower-quality bonds widened during the year. The wider spread meant that lower-rated bonds in the Fund's portfolio generally underperformed high grade issues.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

Historically, the ratios of municipal yields as a percentage of Treasury yields have been used to track the relationship between the two markets. The ratio of 30-year insured municipals to Treasuries declined slightly to 97 percent during the fiscal year. Over the past three years this ratio has ranged between 90 to 100 percent.

Lower interest rates have led to a resurgence in new-issue supply. During the first three months of 2001, new-issue volume increased 44 percent to $58 million. For calendar year 2000 total new-issue volume was $200 billion.

The impact of lower taxes on municipal securities has again become an issue with the election of George W. Bush as president. Although the prospect of lower tax rates has created uncertainty, the taxable equivalent yields of municipals remain attractive for investors in the proposed top tax brackets. Additionally, tax-exempt bonds have performed well following the passage of previous tax reform bills.

                        [BOND YIELD LINE AND BAR GRAPHS]

                        30-YEAR BOND YIELDS 1995 - 2001

           Insured                       U.S.                    Insured Municipal Yields/
       Municipal Yields            Treasury Yields              U.S. Treasury Yields (Ratio)
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93
            5.27                         5.46                               96.52
2001        5.30                         5.50                               96.36
            5.27                         5.31                               99.25
            5.26                         5.44                               96.69

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

For the 12-month period ended March 31, 2001, the net asset value (NAV) of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III (OIC) increased from $9.34 to $9.48 per share. Based

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III on this change plus a reinvestment of tax-free dividends totaling $0.56 per share and the reinvestment of capital gains distributions totaling $0.01 per share, the Fund's total NAV return was 8.64 percent. OIC's value on the New York Stock Exchange (NYSE) increased from $7.6875 to $8.85 per share during the same period. Based on this change plus reinvestment of distributions, OIC's total market return was 23.09 percent. OIC's share price was trading at a 6.65 percent discount to its NAV on March 31, 2001.

Monthly dividends declared in March for the second quarter of 2001 were unchanged at $0.0475 per share. The Fund's level of undistributed net investment income was $0.124 per share on March 31, 2001, versus $0.106 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Fund's net assets of $91 million were diversified among 12 long-term sectors and 57 credits. At the end of March, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest rate changes, was
6.3 years. Nonrated securities comprised more than half of OIC's assets. The bonds of two issuers totaling 1.6 percent of net assets were currently not accruing interest. One other issue representing 1.5 percent of net assets, was accruing income but may experience difficulty with future debt-service payments. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional redemption provisions are also shown by year of the call and respective cost
(book) yields.

LOOKING AHEAD

Comments by the Federal Reserve Board chairman in December signaled a more accommodative monetary policy. The Fed's subsequent actions in January, March and April to lower interest rates have caused the bond market to anticipate further rate cuts. This environment is favorable for fixed-income investment. We believe municipals present good long-term value.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended March 31, 2001, the Fund purchased and retired 284,633 shares of common stock at a weighted average market discount of 11.8 percent.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

LARGEST SECTORS AS OF MARCH 31, 2001
(% OF NET ASSETS)


[LARGEST SECTORS BAR CHART]

IDR/PCR*                                                                          21%
Mortgage                                                                          14%
Retirement & Life Care Facilities                                                 12%
Hospital                                                                          11%
Recreational Facilities                                                           11%
Nursing & Health Related Facilities                                               10%
Education                                                                          7%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CREDIT RATINGS AS OF MARCH 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

[CREDIT RATINGS PIE CHART]

NR                               Aaa or AAA         Aa or AA           A or A          Baa or BBB         Ba or BB
58%                                      10%               2%               6%                 20%               4%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

                            DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

                                             -----------------------------------
                                             WEIGHTED AVERAGE MATURITY: 20 YEARS
                                             -----------------------------------

[ASSET DISTRIBUTION BY MATURITY BAR CHART]

UNDER 1 YEAR                                                   3.90%
1-5 Years                                                      0.40%
5-10 Years                                                    14.20%
10-20 Years                                                   31.70%
20-30 Years                                                   40.70%
30+ Years                                                      7.30%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

                      Call and Cost (Book) Yield Structure
                        (Based on Long-Term Portfolio)
                                 March 31, 2001

                                     -------------------------------------------
                                     Weighted Average Call Protection: 5.6 Years
                                     -------------------------------------------

                                 BONDS CALLABLE

YEARS BONDS CALLABLE
--------------------
2001                                                          23.00%
2002                                                           4.00%
2003                                                           3.00%
2004                                                           5.00%
2005                                                           8.00%
2006                                                           6.00%
2007                                                           4.00%
2008                                                          11.00%
2009                                                          11.00%
2010                                                          15.00%
2011+                                                         10.00%

                                              ----------------------------------
                                              Weighted Average Book Yield: 7.31%
                                              ----------------------------------

                               COST (BOOK) YIELD*

2001                             9.4%

2002                             6.0%

2003                             8.0%

2004                             6.7%

2005                             6.8%

2006                             7.4%

2007                             6.1%

2008                             6.3%

2009                             6.1%

2010                             6.9%

2011+                            7.2%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the Fund is earning a book yield of 9.4% on 23% of the long-term portfolio that is callable in 2001.

  Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

RESULTS OF ANNUAL MEETING

                             *         *         *

On October 24, 2000, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For.........................................................  8,450,428
Withheld....................................................    147,033

James F. Higgins
For.........................................................  8,455,581
Withheld....................................................    141,880

Michael E. Nugent
For.........................................................  8,453,381
Withheld....................................................    144,080

Philip J. Purcell
For.........................................................  8,455,581
Withheld....................................................    141,880

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder

(2) RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
AUDITORS:

For.........................................................  8,428,357
Against.....................................................     51,605
Abstain.....................................................    117,499

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS March 31, 2001

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (94.3%)
            Educational Facilities Revenue (6.9%)
$  1,000    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50%   05/01/11    $1,085,610
   1,200    San Diego County, California, The Burnham Institute COPs....   6.25    09/01/29     1,237,932
   2,250    Massachusetts Development Finance Agency, Eastern Nazarene
             College Ser 1999...........................................   5.625   04/01/29     1,895,220
   2,000    New York City Industrial Development Agency, New York,
             Polytechnic University 2000................................   6.125   11/01/30     2,081,580
--------                                                                                       ----------
   6,450                                                                                        6,300,342
--------                                                                                       ----------
            Hospital Revenue (11.1%)
   1,500    Hawaii Department of Budget & Finance, Wilcox Memorial
             Hospital Ser 1998..........................................   5.50    07/01/28     1,229,235
   1,820    Dixon, Illinois, Katherine Shaw Bethea Hospital Ser 1990....   9.75    12/01/10     1,878,022
            Massachusetts Health & Educational Facilities Authority,
   1,000     Dana Farber Cancer Institute Ser G -1......................   6.25    12/01/14     1,042,440
   1,000     Dana Farber Cancer Institute Ser G -1......................   6.25    12/01/22     1,036,230
   1,000    Henderson, Nevada, Catholic Health Care West Ser 1998 A.....   5.125   07/01/28       782,130
   1,000    New Hampshire Higher Educational & Health Facilities
             Authority, Littleton Hospital Association Ser 1998 A.......   6.00    05/01/28       782,500
   1,000    New Jersey Health Care Facilities Financing Authority,
             Raritan Bay Medical Center Ser 1994........................   7.25    07/01/27       914,470
   1,245    Horizon Hospital System Authority, Pennsylvania, Ser 1996...   6.35    05/15/16     1,161,324
   1,410    Jefferson County Health Facilities Development Corporation,
             Texas, Baptist Health Ser 1991.............................   8.875   06/01/21     1,352,458
--------                                                                                       ----------
  10,975                                                                                       10,178,809
--------                                                                                       ----------
            Industrial Development/Pollution Control Revenue (21.0%)
   1,500    Pope County, Arkansas, Arkansas Power & Light Co Ser 1990
             (AMT)......................................................   8.00    11/01/20     1,532,280
   1,505    Metropolitan Washington Airports Authority, District of
             Columbia & Virginia, CaterAir International Corp Ser 1991
             (AMT) +....................................................  10.125   09/01/11     1,504,970
   1,000    Chicago, Illinois, United Airlines Inc Refg Ser 2001 C......   6.30    05/01/16     1,008,660
   1,000    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)............   6.00    06/01/27       989,520
   3,000    Perry County, Kentucky, TJ International Ser 1994 (AMT).....   7.00    06/01/24     3,136,049
   1,375    Maryland Industrial Development Financing Authority, Medical
             Waste Assocs LP 1989 Ser (AMT) (a).........................   8.75    11/15/10       972,813
            New Jersey Economic Development Authority,
   1,000     Continental Airlines Inc Ser 2000 (AMT)....................   7.00    11/15/30     1,022,060
   1,000     Kapkowski Road Landfill Ser 1998 A.........................   6.375   04/01/31     1,013,450
   1,575    Cleveland - Cuyahoga County Port Authority, Ohio, C & P
             Docks Ser 1997-1 (AMT).....................................   6.00    03/01/07     1,542,823
   1,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995-B...   7.75    05/01/20     1,076,300
            Lexington County, South Carolina,
     385     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/02       383,052
   1,000     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/08       977,440

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
$  1,000    Dallas - Fort Worth International Airport Facility
             Improvement Corporation, Texas, American Airlines Inc Refg
             Ser 2000 B (AMT)...........................................   6.05%   05/01/29    $1,026,040
   3,000    Pittsylvania County Industrial Development Authority,
             Virginia, Multi-Trade Ser 1994 A (AMT).....................   7.45    01/01/09     2,921,459
--------                                                                                       ----------
  19,340                                                                                       19,106,916
--------                                                                                       ----------
            Mortgage Revenue - Multi-Family (8.7%)
   2,230    Saint Tammany Public Trust Financing Authority, Louisiana,
             Refg Ser 1990..............................................  10.00    10/01/20     2,338,740
            Alexandria Redevelopment & Housing Authority, Virginia,
   1,760     Courthouse Commons Apts Ser 1990 A (AMT)...................  10.00    01/01/21     1,770,648
  10,327     Courthouse Commons Apts Ser 1990 B (AMT)...................   0.00    01/01/21     1,521,813
   2,305    Washington Housing Finance Commission, FNMA Collateralized
            Refg Ser 1990 A.............................................   7.50    07/01/23     2,357,046
--------                                                                                       ----------
  16,622                                                                                        7,988,247
--------                                                                                       ----------
            Mortgage Revenue - Single Family (4.8%)
   1,500    Colorado Housing & Finance Authority, 2000 Ser B-2 (AMT)....   7.25    10/01/31     1,720,395
   2,420    Chicago, Illinois, GNMA-Collateralized Ser 1998 A-1 (AMT)...   6.45    09/01/29     2,670,518
--------                                                                                       ----------
   3,920                                                                                        4,390,913
--------                                                                                       ----------
            Nursing & Health Related Facilities Revenue (10.2%)
   2,000    Orange County Health Facilities Authority, Florida,
             Westminister Community Care Services Inc Ser 1999..........   6.75    04/01/34     1,774,700
   1,000    Iowa Health Facilities Development Financing Authority, Care
             Initiatives Ser 1996.......................................   9.25    07/01/25     1,194,950
   1,500    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375   10/01/13     1,578,285
   2,470    Massachusetts Industrial Finance Agency, Kennedy-Donovan
             Center Inc 1990 Issue......................................   7.50    06/01/10     2,532,887
   1,000    Mount Vernon Industrial Development Agency, New York,
             Meadowview at the Wartburg Ser 1999........................   6.20    06/01/29       840,200
   1,860    Hurricane, Utah, Mission Health Service Ser 1990............  10.50    07/01/20     1,396,841
--------                                                                                       ----------
   9,830                                                                                        9,317,863
--------                                                                                       ----------
            Public Facilities Revenue (1.2%)
   1,059    Newton County, Texas, Detention Phase II COPs...............   9.875   12/15/11     1,064,577
--------                                                                                       ----------
            Recreational Facilities Revenue (10.5%)
   1,000    West Jefferson Amusement & Public Park Authority, Alabama,
             VisionLand Ser 1999 (a)....................................   6.375   02/01/29       490,000
   1,000    Sacramento Financing Authority, California, Convention
             Center Hotel 1999 Ser A....................................   6.25    01/01/30       989,870
   1,300    San Diego County, California, San Diego Natural History
             Museum COPs................................................   5.60    02/01/18     1,283,165
   3,250    Metropolitan Football Stadium District, Colorado, Sales Tax
             Ser 1999 A (MBIA)..........................................   0.00    01/01/10     2,186,503
     500    Mashantucket (Western) Pequot Tribe, Connecticut, 1996 Ser A
             (b)........................................................   6.40    09/01/11       537,435
   1,000    Overland Park Development Corporation, Kansas, Convention
             Center Hotel Ser 2000 A....................................   7.375   01/01/32     1,042,120
   3,000    Saint Louis Industrial Development Authority, Missouri, Kiel
             Center Refg Ser 1992 (AMT).................................   7.75    12/01/13     3,103,710
--------                                                                                       ----------
  11,050                                                                                        9,632,803
--------                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Retirement & Life Care Facilities Revenue (12.0%)
$  2,000    St Johns County Industrial Development Authority, Florida,
             Glenmoor Ser 1999 A........................................   8.00%   01/01/30    $1,966,500
   1,425    Massachusetts Development Finance Agency, Loomis Communities
             Ser 1999 A.................................................   5.625   07/01/15     1,220,042
            New Jersey Economic Development Authority,
   1,000     Franciscan Oaks Ser 1997...................................   5.70    10/01/17       836,180
   1,000     Franciscan Oaks Ser 1997...................................   5.75    10/01/23       809,330
   1,000    Glen Cove Housing Authority, New York, Mayfair at Glen Cove
             Ser 1996 (AMT).............................................   8.25    10/01/26     1,078,250
   1,000    Lorain County, Ohio, Laurel Lakes Ser 1993..................   7.30    12/15/14     1,003,380
   2,966    Chesterfield County Industrial Development Authority,
             Virginia, Brandermill Woods Ser 1998.......................   6.50    01/01/28     2,694,337
   1,750    Wisconsin Health & Educational Facilities Authority, Oakwood
             Ser 1998...................................................   5.90    08/15/28     1,391,600
--------                                                                                       ----------
  12,141                                                                                       10,999,619
--------                                                                                       ----------
            Tax Allocation Revenue (2.0%)
   1,811    Muskegon Downtown Development Authority, Michigan, 1989 Ser
             A-1 (b)....................................................   9.75    06/01/18     1,837,791
--------                                                                                       ----------
            Transportation Facilities Revenue (3.6%)
   2,000    Foothill/Eastern Transportation Corridor Agency, California,
             Ser 1999...................................................   0.00    01/15/27     1,206,300
   1,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (Ambac).........................................   5.85    10/01/13     1,096,810
   1,000    Nevada Department of Business and Industry, Las Vegas
             Monorail 2nd Tier Ser 2000.................................   7.375   01/01/40       977,350
--------                                                                                       ----------
   4,000                                                                                        3,280,460
--------                                                                                       ----------
            Water & Sewer Revenue (1.2%)
   1,000    Northern Palm Beach County Improvement District, Florida,
--------     Water Control & Improvement #9A Ser 1996 A.................   7.30    08/01/27     1,065,810
                                                                                               ----------
            Other Revenue (1.1%)
   1,000    Capistrano Unified School District, California, Community
--------     Facilities District #98-2 Ladera Ser 1999 Special Tax......   5.75    09/01/29       974,020
                                                                                               ----------

  99,198    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $87,387,409).............................   86,138,170
--------                                                                                       ----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (3.9%)
            Missouri Health & Educational Facilities Authority,
   2,500    Washington University Ser 1996 D (Demand 04/02/01)..........   3.75*   09/01/30     2,500,000
   1,100    Washington University Ser 2000 C (Demand 04/02/01)..........   3.75*   03/01/40     1,100,000
--------                                                                                       ----------

   3,600    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $3,600,000).............    3,600,000
--------                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                         VALUE
----------------------------------------------------------------------------------------------------------

$102,798    TOTAL INVESTMENTS (Cost $90,987,409)(c)............................        98.2%    89,738,170
========

            OTHER ASSETS IN EXCESS OF LIABILITIES..............................         1.8    $ 1,685,992
                                                                                      -----    -----------

            NET ASSETS.........................................................       100.0%   $91,424,162
                                                                                      -----    ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    +       Joint exemption in locations shown.
    *       Current coupon of variable rate demand obligation.
   (a)      Bond in default; non-income producing security.
   (b)      Resale is restricted to qualified institutional investors.
   (c)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $2,228,720 and
            the aggregate gross unrealized depreciation is $3,477,959, resulting in net unrealized depreciation of $1,249,239.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.....................     0.5%
Arkansas....................     1.7
California..................     7.4
Colorado....................     4.3
Connecticut.................     0.6
District of Columbia........     1.6
Florida.....................     6.5
Hawaii......................     1.3
Illinois....................     6.1
Iowa........................     2.4
Kansas......................     1.1
Kentucky....................     3.4
Louisiana...................     4.3
Maryland....................     1.1
Massachusetts...............     8.5
Michigan....................     2.0
Missouri....................     7.3
Nevada......................     1.9
New Hampshire...............     0.9
New Jersey..................     5.0
New York....................     4.4
Ohio........................     2.8
Pennsylvania................     2.4
South Carolina..............     1.5
Texas.......................     3.8
Utah........................     1.5
Virginia....................    11.4
Washington..................     2.6
Wisconsin...................     1.5
Joint Exemptions*...........    (1.6)
                                ----
Total.......................    98.2%
                                ====

---------------------

* Joint exemptions have been included in each geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:
Investments in securities, at value
 (cost $90,987,409).........................................  $89,738,170
Cash........................................................       52,946
Interest receivable.........................................    1,800,184
Prepaid expenses and other assets...........................       16,876
                                                              -----------

    TOTAL ASSETS............................................   91,608,176
                                                              -----------

LIABILITIES:
Payable for:
    Investment advisory fee.................................       45,119
    Administration fee......................................       27,071
    Shares of beneficial interest repurchased...............        3,572
Accrued expenses and other payables.........................      108,252
                                                              -----------

    TOTAL LIABILITIES.......................................      184,014
                                                              -----------

    NET ASSETS..............................................  $91,424,162
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $91,186,180
Net unrealized depreciation.................................   (1,249,239)
Accumulated undistributed net investment income.............    1,192,311
Accumulated undistributed net realized gain.................      294,910
                                                              -----------

    NET ASSETS..............................................  $91,424,162
                                                              ===========

NET ASSET VALUE PER SHARE,
 9,640,973 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $9.48
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF OPERATIONS
For the year ended March 31, 2001
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $6,438,693
                                                              ---------

EXPENSES
Investment advisory fee.....................................     458,707
Administration fee..........................................     275,225
Professional fees...........................................      33,625
Transfer agent fees and expenses............................      32,330
Shareholder reports and notices.............................      30,784
Registration fees...........................................      25,961
Trustees' fees and expenses.................................      19,438
Custodian fees..............................................       7,943
Other.......................................................       8,000
                                                              ----------

    TOTAL EXPENSES..........................................     892,013

Less: expense offset........................................      (7,928)
                                                              ----------

    NET EXPENSES............................................     884,085
                                                              ----------

    NET INVESTMENT INCOME...................................   5,554,608
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     572,067
Net change in unrealized depreciation.......................     466,710
                                                              ----------

    NET GAIN................................................   1,038,777
                                                              ----------

NET INCREASE................................................  $6,593,385
                                                              ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                       MARCH 31, 2001     MARCH 31, 2000
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 5,554,608        $ 5,831,283
Net realized gain (loss).............................        572,067           (201,111)
Net change in unrealized appreciation/depreciation...        466,710         (7,471,742)
                                                         -----------        -----------

    NET INCREASE (DECREASE)..........................      6,593,385         (1,841,570)
                                                         -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (5,416,924)        (5,560,452)
Net realized gain....................................        (76,045)          (100,766)
                                                         -----------        -----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (5,492,969)        (5,661,218)
                                                         -----------        -----------

Decrease from transactions in shares of beneficial
 interest............................................     (2,348,349)        (4,893,522)
                                                         -----------        -----------

    NET DECREASE.....................................     (1,247,933)       (12,396,310)
NET ASSETS:
Beginning of period..................................     92,672,095        105,068,405
                                                         -----------        -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,192,311 and $1,054,627, respectively).........    $91,424,162        $92,672,095
                                                         ===========        ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS March 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2001 aggregated $12,302,778 and $16,537,843, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At March 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $2,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 2001, included in Trustees' fees and expenses in the Statement of Operations amounted to $5,785. At March 31, 2001, the Fund had an accrued pension liability of $51,849 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   -----------
Balance, March 31, 1999.....................................  10,522,606   $105,226    $98,322,825
Treasury shares purchased and retired (weighted average
 discount 13.76%)*..........................................    (597,000)    (5,970)    (4,887,552)
                                                              ----------   --------    -----------
Balance, March 31, 2000.....................................   9,925,606     99,256     93,435,273
Treasury shares purchased and retired (weighted average
 discount 11.83%)*..........................................    (284,633)    (2,846)    (2,345,503)
                                                              ----------   --------    -----------
Balance, March 31, 2001.....................................   9,640,973   $ 96,410    $91,089,770
                                                              ==========   ========    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On March 27, 2001, the Fund declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE            DATE
---------  -------------  --------------
 $0.0475   April 6, 2001  April 20, 2001
 $0.0475     May 4, 2001    May 18, 2001
 $0.0475    June 8, 2001   June 22, 2001

6. FEDERAL INCOME TAX STATUS

During the year ended March 31, 2001, the Fund utilized its net capital loss carryover of approximately $49,000.

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At March 31, 2001, the Fund did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                FOR THE YEAR ENDED MARCH 31*
                                                              -----------------------------------------------------------------
                                                               2001          2000           1999          1998           1997
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $  9.34       $ 9.99          $10.02        $ 9.69         $ 9.66
                                                              -------       ------          ------        ------         ------
Income (loss) from investment operations:
 Net investment income......................................     0.57         0.57            0.58          0.61           0.65
 Net realized and unrealized gain (loss)....................     0.11        (0.75)          (0.02)         0.40           0.07
                                                              -------       ------          ------        ------         ------
Total income (loss) from investment operations..............     0.68        (0.18)           0.56          1.01           0.72
                                                              -------       ------          ------        ------         ------
Less dividends and distributions from:
 Net investment income......................................    (0.56)       (0.54)          (0.59)        (0.68)         (0.69)
 Net realized gain..........................................    (0.01)       (0.01)             --            --             --
                                                              -------       ------          ------        ------         ------
Total dividends and distributions...........................    (0.57)       (0.55)          (0.59)        (0.68)         (0.69)
                                                              -------       ------          ------        ------         ------
Anti-dilutive effect of acquiring treasury shares...........     0.03         0.08              --            --             --
                                                              -------       ------          ------        ------         ------
Net asset value, end of period..............................  $  9.48       $ 9.34          $ 9.99        $10.02         $ 9.69
                                                              =======       ======          ======        ======         ======
Market value, end of period.................................  $  8.85       $7.688          $9.313        $9.875         $10.00
                                                              =======       ======          ======        ======         ======
TOTAL RETURN+...............................................    23.09%      (11.87)%          0.11%         5.41%         17.64%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     0.97%(1)     0.99%(1)        1.02%(1)      1.01%(1)       1.03%(1)
Net investment income.......................................     6.05%        5.89%           5.83%         6.14%          6.66%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $91,424      $92,672        $105,068      $105,909       $102,505
Portfolio turnover rate.....................................       14%          20%             20%           11%            20%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000 and the financial highlights for each of the respective stated periods ended March 31, 2000 were audited by other independent accountants whose report, dated May 9, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 9, 2001

      --------------------------------------------------------------------
                      2001 FEDERAL TAX NOTICE (unaudited)

         During the year ended March 31, 2001, the Fund paid to shareholders $0.56 per share from tax-exempt income.

         For the year ended March 31, 2001, the Fund paid to
         shareholders $0.01 per share from long-term capital gains.
      --------------------------------------------------------------------

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Julie C. Morrone
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
Municipal Income Opportunities Trust III

Annual Report
March 31, 2001